UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2005

OMNICELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1201 Charleston Road

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 251-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On April 20, 2005, Omnicell, Inc. issued a press release announcing its preliminary financial results for the three months ended March 31, 2005. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Statement of Utility

Omnicell provides all information required in accordance with GAAP, but it believes that evaluating its ongoing operating results may be difficult if an investor is limited to reviewing only GAAP financial measures. Accordingly, Omnicell uses non-GAAP financial measures of its performance internally to evaluate its ongoing operations and to allocate resources within the organization.

Omnicell’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. The non-GAAP financial measures used by Omnicell may not be consistent with the presentation of similar companies in Omnicell’s industry. However, Omnicell presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate its operating results in a manner that focuses on what it believes to be its ongoing business operations.

Omnicell’s management believes it is useful for itself and investors to review both GAAP information and the non-GAAP measures earnings per share to have a better understanding of the overall performance of its business and its ability to perform in subsequent periods.

Omnicell has computed the non-GAAP earnings per share impact for the first quarter of 2005 of severance costs related to a reduction in force, charges related to the end-of-life of certain older products and the costs related to two suspended acquisitions, all occurring in the first quarter of 2005. Management believes that the inclusion of these non-GAAP financial measures provides consistency and comparability with past reports of financial results and better enables investors to evaluate the ongoing operations and prospects of Omnicell by providing a better comparison to prior periods. Omnicell has provided a reconciliation of non-GAAP financial measures to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit Number	Description
99.1	Press Release of Omnicell, Inc. dated April 20, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Dated: May 11, 2005	By:	/s/ Dan S. Johnston
Dan S. Johnston
Senior Vice President and
General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Omnicell, Inc. dated April 20, 2004.